VERTEX ENERGY, INC. 8-K

EXHIBIT 10.4

LIMITED CONSENT AND WAIVER

THIS LIMITED CONSENT AND WAIVER (this “Limited Consent”) is made as of May 23, 2024, by and among Vertex Refining Alabama LLC, a Delaware limited liability company (the “Borrower”), Vertex Energy, Inc., a Nevada corporation (the “Parent”), each of Parent’s direct and indirect Subsidiaries listed on the signature pages hereto other than Excluded Subsidiaries (collectively, the “Subsidiary Guarantors” and each, individually, a “Subsidiary Guarantor”; the Subsidiary Guarantors, together with Parent, each a “Guarantor” and collectively, the “Guarantors”), Cantor Fitzgerald Securities, as administrative agent and collateral agent (the “Agent”) under the Loan Agreement, and the Lenders (as such terms are defined below) party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

W I T N E S S E T H

WHEREAS, reference is made to (x) that certain Loan and Security Agreement, dated as of April 1, 2022 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 26, 2022, that certain Amendment Number Two to Loan and Security Agreement, dated as of September 30, 2022, that certain Amendment Number Three to Loan and Security Agreement, dated as of January 8, 2023, that certain Amendment Number Four and Consent and Waiver to Loan and Security Agreement, dated as of May 26, 2023, that certain Amendment Number Five to Loan and Security Agreement, dated as of December 28, 2023, as modified by that certain Limited Consent dated as of March 22, 2024, as modified by that certain Limited Consent dated as of March 28, 2024, and as may be further amended from time to time, the “Loan Agreement”), by and among the Borrower, the Parent, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent and (y) that certain Termination and Release Agreement, dated as of May 23, 2024, by and among the parties thereto including certain of the Loan Parties relating to the termination of the Renewables Intermediation Facility (the “Termination Agreement”);

WHEREAS, notwithstanding Section 8.12 of the Loan Agreement, the Loan Parties have requested that the Agent and the Required Lenders consent to (1) the termination of the Renewables Intermediation Facility Documents, in accordance with the terms contained in this Limited Consent and (2) the Loan Parties maintaining the Macquarie BONY Account after the termination of the Renewables Intermediation Facility Documents even though it no longer qualifies as an Excluded Account and is not in compliance with Section 7.11 of the Loan Agreement so long as they comply with the covenant in Section 5 hereof (collectively, the “Specified Consent”);

WHEREAS, an Event of Default has occurred under Section 8.12 of the Loan Agreement as a result of the occurrence of a termination event under the Intermediation Facility disclosed by Parent in its Form 8-K filed May 22, 2024 (the “Specified Event of Default”);

WHEREAS, upon the terms and conditions set forth herein, the Agent and the Lenders comprising the Required Lenders have agreed to provide the Specified Consent and to waive the Specified Event of Default, in each case, subject to the terms and conditions of this Limited Consent.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.	Limited Consent.

(a)	In reliance upon the representations and warranties of each Loan Party set forth in Section 4 below, Agent and each Lender under the Loan Agreement party hereto, constituting the Required Lenders, hereby provides the Specified Consent by consenting to the termination of the Renewables Intermediation Facility on or about the date hereof and subject to compliance with Section 5 below, the maintenance of the Macquarie BONY Account. After giving effect to this Limited Consent, the termination event with respect to the Renewables Intermediation Facility shall not constitute a Default under the Loan Agreement.

(b)	The foregoing is a limited consent. Except as expressly set forth in this Limited Consent, including Section 2 below, nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

2.	Limited Waiver under the Loan Agreement.

(a)	Limited Waiver of Specified Event of Default. Notwithstanding the provisions of the Loan Agreement to the contrary, the Lenders party hereto (which, for the avoidance of doubt, constitute the Required Lenders) hereby waive, on a one-time basis, the Specified Event of Default.

(b)	Effectiveness of Limited Waiver. The waiver in Section 2(a) hereof shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically waived by this Limited Consent, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent (as applicable) or approval under the Loan Documents, (iv) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Loan Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than as specifically waived herein) whether now existing or otherwise, all such rights and remedies hereby being expressly reserved, or (v) establish a custom or course of dealing or conduct between the Agent and the Lenders, on the one hand, and the Borrower or any other Loan Party on the other hand.

3.          Conditions Precedent. The satisfaction (or waiver in writing by Agent (at the direction of the Required Lenders) or the Required Lenders) of each of the following shall constitute conditions precedent to the effectiveness of this Limited Consent (the date on which all such conditions precedent are either satisfied or waived, being the “Consent Effective Date”):

(a)	The Agent and the Lenders shall have received this Limited Consent, duly executed by the parties hereto; and

(b)	The Borrower shall have reimbursed the Agent for all reasonable and documented fees, costs and expenses incurred through the Consent Effective Date (including, without limitation, attorneys’ fees and expenses related to the preparation, negotiation, execution, delivery of this Limited Consent).

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Limited Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Consent Effective Date specifying its objection thereto.

4.          Representations and Warranties. In order to induce Agent and the Lenders to enter into this Limited Consent, Parent and Borrower each hereby represents and warrants to Agent and the Lenders that:

(a)       each of the representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Limited Consent) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;

(b)       on and immediately prior to the date hereof, no Default or Event of Default will have occurred and be continuing, other than the Specified Event of Default, and immediately after giving effect to this Limited Consent, no Default or Event of Default will have occurred and be continuing; and

(c)       on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, the Loan Parties, individually and collectively, are not Insolvent; and

(d)       this Limited Consent has been duly executed and delivered by each Loan Party party hereto; and

(e)       represents and warrants that this Limited Consent constitutes the legal, valid and binding obligation of each Loan Party party thereto enforceable against such Loan Party in accordance with its respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

5.	Additional Covenants of the Borrower.

Upon the occurrence of the Renewables Early Termination Date (as defined in the Termination Agreement as in effect on the date hereof) the Loan Parties shall take one of the following actions within 2 Business Days of such date: (a) ensure that the Macquarie BONY Account complies with clause (d) of the definition of Excluded Account when aggregated with all other Excluded Accounts under such clause (d), (b) ensure that all amounts from the Macquarie BONY Account are removed and begin the process with Bank of New York to close such account or (c) that the Company is electing to retain such Deposit Account and that it will no longer constitute an Excluded Account. If the Loan Parties make the election described under clauses (a) or (b), the Loan Parties agree that any proceeds removed from the Macquarie BONY Account shall be deposited in a Deposit Account subject to a Control Agreement and if the Loan Parties make the election described under clause (c), the Loan Parties shall cause the Macquarie BONY Account to become subject to a Control Agreement in favor of the Term Agent within 15 days of Renewables Early Termination Date (as defined in the Termination Agreement as in effect on the date hereof) (or such later date as the Agent may agree upon Required Lenders direction (which direction and extension may be by e-mail)); provided further that the Loan Parties shall maintain the Macquarie BONY Account within the dollar thresholds of the Excluded Account definition and in compliance with Section 7.11 of the Credit Agreement until such Control Agreement is effective. It is acknowledged and agreed by the Loan Parties that non-compliance with this Section 5 absent a waiver or extension shall constitute an immediate Event of Default.

6.          GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS LIMITED CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 14.14 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

7.          Amendments. This Limited Consent cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.4 of the Loan Agreement.

8.          Counterparts. This Limited Consent and any notices delivered under this Limited Consent may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Limited Consent and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Limited Consent may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

9.	Effect on Loan Documents.

(a)	The Loan Agreement, as modified hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Limited Consent shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. Except for the amendments to the Loan Agreement expressly set forth herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect.

(b)	Upon and after the effectiveness of this Limited Consent, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby.

(c)	To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Loan Agreement, after giving effect to this Limited Consent, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d)	This Limited Consent is a Loan Document.

10.       Reaffirmation of Obligations. The Loan Parties hereby acknowledge and agree that all terms, covenants, conditions and provisions of the Loan Documents (including, without limitation, each Collateral Document) continue in full force and effect, are herein reaffirmed in their entirety and remain unaffected and unchanged, except to the extent expressly set forth in this Limited Consent. Neither this Limited Consent nor the execution and delivery of this Limited Consent by Agent, the Lenders and the Loan Parties hereto shall constitute a novation or renewal of the Term Loan or the Indebtedness or any of the Loan Documents. This Limited Consent, except to the extent expressly set forth herein, is not intended to and shall not be deemed or construed to create or constitute a waiver, release, or relinquishment of, and shall not affect, the liens, security interests and rights, remedies and interests under the Loan Documents, all of which are hereby ratified, confirmed, renewed and extended in all respects.

11.       Agent. The Agent has executed this Limited Consent as directed under and in accordance with the Loan Agreement and will perform this Limited Consent solely in its capacity as Agent hereunder, and not individually. In performing under this Limited Consent, the Agent shall have all rights, protections, immunities and indemnities granted to it under the Loan Agreement. Subject to the terms of the Loan Agreement, the Agent shall have no obligation to perform or exercise any discretionary act. Each of the undersigned Lenders hereby directs and consents to the Agent’s execution of this Limited Consent.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Limited Consent as of the date and year first above written.

PARENT:	VERTEX ENERGY, INC.,
a Nevada corporation

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

BORROWER:	VERTEX REFINING ALABAMA LLC,
a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:

VERTEX REFINING TEXAS LLC,
a Texas limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX MARINE FUEL SERVICES LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX ENERGY OPERATING, LLC,
a Texas limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

[Signature page to Limited Consent]

VERTEX REFINING LA, LLC,
a Louisiana limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

HPRM LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director, President and Chief Executive Officer

TENSILE-HEARTLAND ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director, President and Chief Executive Officer

VERTEX RECOVERY MANAGEMENT, LLC,
a Texas limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX REFINING NV, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX SPLITTER CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director

[Signature page to Limited Consent]

VERTEX REFINING MYRTLE GROVE LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

CRYSTAL ENERGY, LLC,
an Alabama limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President

VERTEX ACQUISITION SUB, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

BANGO OIL LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

CEDAR MARINE TERMINALS, LP,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

[Signature page to Limited Consent]

CROSSROAD CARRIERS, L.P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RECOVERY, L.P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

H & H OIL, L. P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX II GP, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

TENSILE-MYRTLE GROVE ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chairman of the Board

[Signature page to Limited Consent]

VERTEX MERGER SUB, LLC,
a California limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RENEWABLES LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RENEWABLES ALABAMA LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

[Signature Page to Limited Consent]

LENDERS:

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

WHITEBOX RELATIVE VALUE PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

WHITEBOX GT FUND, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

PANDORA SELECT PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

[Signature Page to Limited Consent]

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD.

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

HIGHBRIDGE SCF II LOAN SVP, L.P.

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

1992 MASTER FUND CO-INVEST SPC – SERIES 4 SEGREGATED PORTFOLIO

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

[Signature Page to Limited Consent]

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II AGGREGATOR 6 L.P.

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II AGGREGATOR 2 L.P.

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

[Signature Page to Limited Consent]

CHAMBERS ENERGY CAPITAL IV, LP

By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ Robert Hendricks
	Name:	Robert Hendricks
	Title:	Partner

[Signature Page to Limited Consent]

CROWDOUT CAPITAL LLC

By:	/s/ Brian Gilmore
	Name:	Brian Gilmore
	Title:	Managing Member

CROWDOUT CREDIT OPPORTUNITIES FUND LLC

By:	/s/ Brian Gilmore
	Name:	Brian Gilmore
	Title:	Managing Member

[Signature page to Limited Consent]

AGENT:

CANTOR FITZGERALD SECURITIES

By:	/s/ Ryan Yeh
	Name:	Ryan Yeh
	Title:	Assistant General Counsel

[Signature Page to Limited Consent]

AGENT:

CANTOR FITZGERALD SECURITIES

By:	/s/ James Buccola
	Name:	James Buccola
Head of Fixed Income

[Signature page to Limited Consent]